UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2017 through December 31, 2017

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	19
Sector Allocation (Unaudited)	20
Expense Example (Unaudited)	21
Schedule of Investments	23
Statement of Assets and Liabilities	30
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	61
Approval of Investment Advisory Agreement (Unaudited)	62
Trustees and Executive Officers (Unaudited)	64
Additional Information (Unaudited)	68
Privacy Notice (Unaudited)	70

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing. We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by  investing  in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure. We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the CEO

Eric LeGoff
CEO, Evermore Funds Trust

Dear Shareholder,

Last year was another strong year for Evermore Global Advisors, LLC and the Evermore Global Value Fund (the “Fund”).  Despite the fact that we hedge the Fund’s currency exposure and the Euro was up over 14% against the U.S. Dollar, the Fund’s Institutional Class shares ended 2017 with a strong 19.01% return.  While the median fund in Morningstar’s World Stock Category had net outflows of over $1.3 million1 in 2017, the Fund had net inflows of over $153 million2 during the same period.  The Fund ended the year with about $607 million in net assets and the firm ended the year with approximately $1.13 billion in total assets under management.

As we have discussed before, engagement with corporate management teams is critical to our investment process.  Through our visits to Europe, attendance at broker-sponsored investment conferences, meetings in our offices, or phone conversations, our investment team had over 300 substantive conversations with corporate management teams in 2017.  Although the nature of our interaction with management of our portfolio companies has almost always been cooperative and consultative, we are always ready to push and strongly express our views to corporate management and board members when necessary.  Fortunately, this has only occurred on a limited number of occasions over the years.

I am pleased to announce that over the past seven months we have grown our employee infrastructure significantly with the addition of a trader, senior research analyst, junior research analyst, and operations director.  Additionally, we have made major investments in trading, compliance and operational systems in 2017.  We believe we are well positioned as an organization to grow and continue to deliver solid investment returns to our investors.

David Marcus and I continue to be extremely appreciative of the efforts of our employees, Board of Trustees, advisors, and service providers.  As always, I would like to thank the following service providers for their support over the past year:  U.S. Bancorp Fund Services, LLC (Fund administrator, accountant, transfer agent); U.S. Bank N.A. (Fund custodian); Quasar Distributors LLC (Fund distributor); Lyndhurst Investment Partners, LLC (third party marketing firm); Drinker Biddle & Reath LLP (Fund counsel); Jay Haas and Douglas Tyre of Cipperman Compliance Services, LLC

1  Source:  Morningstar Direct
2  Source:  U.S. Bancorp Fund Services, LLC AIS accounting system

(former and current Chief Compliance Officer and compliance services provider); ISS (proxy voting services provider); Gary M. Gardner LLP (counsel to the Fund’s independent trustees); Ernst & Young LLP (Fund auditor); Olmec Systems, Inc. (technology support provider); Tiller, LLC (marketing communications provider); JConnelly, Inc. (public relations and marketing provider); Eze Castle Software (order management and compliance systems provider); Advent Software (portfolio management software provider); and Bloomberg (market data provider).

And finally, the entire Evermore team would like to thank you, our shareholders, for the continued support and confidence you have shown us.  We wish you all the best for a healthy, happy and prosperous 2018.

Sincerely,

Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Value Fund

A Letter from the Portfolio Manager
David Marcus
Portfolio Manager

“Our job is to find a few intelligent things to do, not to keep up with every damn thing in the world.”
– Charlie Munger

Dear Shareholder,

Global markets had a solid 2017, with U.S., European and Asian markets all showing positive gains.  U.S. markets in particular had a strong year, one with a marked lack of volatility.  In fact, U.S. equities delivered positive returns in each month of 2017, the first time this has happened since 1958.  We are optimistic that tax reform should provide the U.S. economy with tailwinds over the next several years, although the jury is still out on how much of corporate tax savings and repatriation of foreign earnings will result in higher employment, productivity and wages.

Once again in 2017, Europe continued to be our investment team’s primary focus area, as the Evermore Global Value Fund (the “Fund”) increased its exposure to European special situation investments to over 70% of the Fund’s net assets by year-end.  We saw a sea change in investor sentiment about Europe in 2017, as financial pundits turned bullish about the prospects of European GDP growth and monetary policy, and the difference in valuations between U.S. and European companies.  We also saw this optimism flow down to many of the corporate management teams we met with this year.  They are more excited about their future prospects  than I have ever seen in my 25+ years as an investor.  But, it is our job to sift through this enthusiasm to find and invest in those companies and management teams that can best execute their restructuring and strategic plans in an improving macro environment and ultimately deliver significant value to shareholders.

To that end, during the year we met in person or by phone with over 150 different companies, and we had multiple conversations with many of them in order to determine if we should invest in these managers and the businesses they run.  When you add in all the follow-up conversations, the number of company touches we had last year grows to well over 300.  We are not looking for secrets in these conversations; we are trying to determine if a particular person or management team is of good character and judgment and if we believe they have what it takes to get value from their stock to the shareholders.  We like to say that we are not just buying horses, we are buying jockeys. You need the right horse, but without the right jockey, you will often be disappointed. Value investing is so much more than just doing the math. It’s a package deal of the situation, its backstory, the numbers and, most important, the people.

In 2017, we saw substantial gains across a wide variety of investments ranging from our maritime related holdings (e.g., Scorpio Bulkers, Safe Bulkers and Hapag-Lloyd) to our family-controlled holding company compounders (e.g., Bolloré and Exor) to our financial and operational restructuring investments (e.g., Kraton, Enzo Biochem and Emergent Capital).  On the downside, Ambac Financial Group and Frontline were the leading detractors to Fund performance in 2017.  I will discuss a number of these holdings in the Management Discussion of Fund Performance section of this Annual Report.

It is important to note that the Fund hedges its exposure to currencies by shorting the relevant currencies against the U.S. dollar.  In this way, we are not making a currency call at the portfolio level.  We let the performance of the securities we own speak for itself.  In years where currencies weaken against the U.S. dollar, the Fund’s investment performance is positively impacted by currency hedging.  In a year like 2017, where the Euro was up over 14% against the U.S. Dollar, the Fund’s investment returns were negatively impacted due to currency hedging.  Despite this negative impact, the Fund posted another strong year of absolute performance.

The chart below shows 2017 investment performance for the Institutional Class shares of the Fund (“EVGIX”), HFRX Event Driven Index (“HFRX ED”), MSCI All Country World Index ex USA (“MSCI ACWI ex USA”), MSCI All Country World Index (“MSCI ACWI”), and Morningstar World Small/Mid Stock Category Average3.

Evermore Global Value Fund
Performance for the Year Ended December 31, 2017

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667). The Fund imposes a 2% redemption fee on shares held for 90 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. In 2017, the Fund’s Institutional Class and Investor Class had gross expense ratios of 1.25% and 1.50%, respectively.

3	The Morningstar World Small/Mid Stock Category Average is the average total return of the 152 funds in the Morningstar World Small/Mid Stock Category for the one-year period ending December 31, 2017.

Portfolio Characteristics as of December 31, 2017

The Fund ended the year with 35 issuer positions (not including hedges), the top 10 of which represented 41.8% of the Fund’s total net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share4 charts below depict, the Fund’s portfolio construction does not correlate to either the Fund’s primary benchmark –the MSCI ACWI ex USA – or funds in the Morningstar World Small/Mid Stock category.

Source:  Morningstar Direct; data as of 12/31/17

*	Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

Source:  Morningstar Direct; data as of 12/31/17

4
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Below are our year-end strategy classification breakdowns5 for our portfolio holdings, which we believe help present an informative picture of our concentrations.

Source:  Morningstar Direct

Historical Fund Geographic Exposure

The following chart shows how the geographic exposure of the Fund has evolved since the inception of the firm.  European exposure has continued to grow given the breadth of cheap stocks with catalysts we are finding.  Asia exposure has also grown, albeit slower, but we believe will increase over the next couple of years.  Finally, U.S. exposure has declined significantly as valuations are not as attractive as in other parts of the world.  Our mandate is purely opportunistic and we can go anywhere, but as can be seen in the chart, Europe and Asia are consuming more and more of our time.

Source:  Morningstar Direct

5	Strategy classification breakdowns are shown as a percentage of invested assets.

More on Why Europe?
I made my first investment in Europe around 1993. I was 27 and had “discovered” Sweden.  I got a passport and visited Stockholm. Sweden was in the throes of a real estate driven banking crisis. The currency was un-pegged, the markets sold off precipitously and foreign investors had largely left the market. The government was bailing out the banks. There is a phenomenon we have seen repeatedly – that during a crisis investors want the comfort of home, so they sell out and go back to their home base.  Not me! I firmly believe that as an investor the last place you want to be during a crisis is in the comfort of home.  I want to immerse myself in the crisis to investigate what sort of opportunities might arise from the crisis. It is not necessary to buy right away, but I have seen time and again that crisis brings opportunity.  Some of the best investments that I have ever made were when it looked like it was the worst time to invest during a particular period.  Today, some of the strongest banks in the world are the Swedish banks that were virtually dead back in those early days of my investment career.

Today, Europe is not experiencing the type of devastating crisis that existed in the early 1990s or during the financial crisis of the late 2000s; however, many of the same characteristics exist in companies across the region. Over the past year or so, there has been a lot of talk of investing in Europe, but in many cases it has been just talk.  Yet, the facts are that companies have woken up. The financial crisis created an environment where European governments had to allow companies to make strategic changes that they previously could only dream of doing.  Now, many of these companies are refocusing on their core operations.  They are selling or spinning off their non-core businesses. They are being held accountable by boards and shareholders with much less willingness for the status quo and a “tomorrow” approach. Generally speaking, European companies are behind the U.S. in terms of operational efficiencies, but they are starting to make strides to catch up.  We are seeing it happen with a wave of real improvement. The first generation of these changes is done. Companies like ThyssenKrupp and Telecom Italia are shedding their old ways. They are cutting out layer upon layer of management. They are selling assets, creating partnerships and joint ventures to minimize capital expenditure spending.  They are merging their way out of a business or pushing lower margin businesses together with former competitors to create more strategic businesses.  This is not wishful thinking investing.  It is really happening.  Our job is to understand the nature of the change to determine if these catalysts are going to create enough shareholder value to be of interest to us.

Our Focus on Family-Controlled Companies
One area that has been a strong focus of mine for almost 30 years is companies that are family controlled conglomerates or holding companies where there is a dynamic value creator at the helm.  With a main owner, companies generally will take a longer term approach to creating shareholder value. This tends to frustrate the shorter term investors who want near term performance and do not really care about long term compounding.  These companies tend to trade at a discount to the sum of their parts and have cranked out compelling total returns to shareholders over time. We do not just want any family controlled group. As previously discussed, there must be the right people at the top. Many family controlled situations are not of interest to us if they tend to favor their own interests at the expense of the other shareholders, or if the family is more focused on collecting dividends and not really leading the company to growth and solid returns.  Fund portfolio companies like Bolloré, Exor, Ackermans & van Haaren, Eurazeo and others have generated substantial returns for our investors over many years.  Each takes a real owner’s mentality and focus on generating capital gains. They are aligned with shareholders and do not seek to take advantage of them.  In order to determine which of these companies are worthy of an investment, we must do a lot of work to vet the track record and history of the main shareholders.

Investment Spotlight – Hapag-Lloyd AG
Hapag-Lloyd is a Germany-based leading container shipping company.  We made our initial investment in Hapag at the time of their IPO in November 2015. This was the type of IPO we like to look at, a cold one.

What the market saw:

The company’s debt was a bit high, the cost of their debt in terms of interest expense was way too high, the business was in transition, and management was reasonably new.  On top of that, the company was in the middle of a transformative merger with a competitor that was almost the same size.  Industry fundamentals were horrible.

What we saw:

We saw a company that was forced to do an IPO by a large shareholder whose primary business had nothing to do with shipping/transportation and wanted to move on – code for: motivated seller. The company’s announced plans were very clear – cost cutting and a focus on debt reduction.  Further, we saw several opportunities for the company:  (1) an opportunity to significantly bring down their interest expense; (2) even assuming no industry recovery or further deterioration of industry fundamentals, an opportunity to take advantage of a rapidly consolidating industry. In short, we took our time to get our arms around the businesses, made draconian assumptions on the industry and ultimately concluded that in spite of all the haircuts to valuation and expectations for the business that we built into our analysis, this was a very compelling investment opportunity.  So, we started buying the stock around €20 ($24) per share.  Over the next few months, the stock fell to around €15 ($18) or so.  We nibbled all the way down.  The stock price ended 2017 at €33.50 ($40.2) per share.  So, on our average cost we are up almost 100%. Since our initial investment, the company has cut interest expense by refinancing their high cost debt. They started aggressively paying down the total debt as well. They made yet another large acquisition, which resulted in Hapag becoming the 5th largest container shipping player in the world. The cost cutting and focus on operating costs has delivered more than their initial targets.  The key is that we saw an attractive set of assets and a strong CEO that were both under-appreciated by the market.  There are so many situations like this out there. The critical part is the catalyst and management due diligence and character assessment we do.  We believe this investment continues to have substantial potential from here and is really just now being rediscovered by investors in spite of its €5 billion ($6 billion) market cap.

2017 in Review

The first quarter of 2017 was a solid start to the year for the Fund and generally for U.S. and global markets as well.  The “Trump Rally” continued unabated in spite of increased foreign policy concerns regarding the situations in Syria and North Korea. European markets were up nicely overall in the face of the initial steps by the U.K. (triggering Article 50) to kick-off the process to leave the European Union (EU).  The most significant gains in the Fund’s portfolio were generated from its European holdings and in particular, from its marine transportation holdings, which produced 3 out of the top 5 contributors to performance in the quarter.  On the negative side, the Fund’s biggest hit to performance came late in the first quarter after a short-selling research boutique, issued a report stating why they had taken a new short position in Aurelius Equity Opportunities SE, the German private equity investment firm and a holding of the Fund.  By year-end 2017, Aurelius stock had rebounded back to pre-report levels.  The Fund added three (3) new issuer positions in the first quarter – MagnaChip Semiconductor Corporation (U.S.), a designer, manufacturer, and seller of analog and mixed-signal semiconductor products; Navios Maritime Holdings Inc. (Greece), an owner and operator of container and dry bulk vessels; and Songa Bulk AS (Norway), a dry bulk shipping company.  The Fund exited one position in Q1 – Fidelity National Information Services, Inc. (U.S.), a financial software company, with a nice long term gain.

Global markets enjoyed a strong second quarter, supported by a generally positive corporate earnings season, improving economic data, and easing of political risks in Europe with the election of Emmanuel Macron as President in France.  The Fund also had solid performance during the quarter, with many of our European positions once again leading the way.  While the Fund’s marine transportation holdings had been big contributors to performance in the first quarter, several of the Fund’s detractors to performance in the second quarter were holdings in this sector.  The Fund ended the second quarter with two new core positions – Constellium NV (Netherlands), a downstream aluminum alloy producer with a global network of facilities and Navios Maritime Containers (Norway), a container shipping company.  During the second quarter, the Fund exited two (2) positions – Selvaag Bolig ASA (Norway) with a solid long term gain and Barnes & Noble Education with a small loss, as we became uncomfortable with the direction in which management was addressing the challenges emerging in its business.

The third quarter was marked by one catastrophic hurricane after another, increased tensions with North Korea, and continued divisiveness in the U.S.  Global markets seemed to turn a blind eye and generally posted strong returns in the third quarter with European markets leading the way.  Likewise, the Fund enjoyed another strong quarter of performance, with contributions from portfolio positions across all geographic regions.  On the macro front, Eurozone unemployment fell to its lowest level since 2009 and German Chancellor incumbent Angela Merkel won re-election in yet another closely monitored national election.  Our investment team made two additional trips to Europe during the third quarter, and had an opportunity to meet with dozens of corporate management teams, as well as with a number of our portfolio companies.  The consensus outlook from these companies was extremely optimistic and they generally showed a level of enthusiasm that I have not seen in Europe for quite some time.  The Fund purchased two new positions in the third quarter – Emergent Capital, Inc. (U.S.), a Florida-based life settlements company for which we were a major participant in its recapitalization, and Xperi Corporation (U.S.), a California-based research and development incubator, engaged in developing and licensing technologies within semiconductor manufacturing, as well as delivering audio and imaging solutions across home, mobile, and automotive markets.  During the third quarter, the Fund exited four positions – Marine Harvest ASA (Norway), Mutares AG (Germany), Nobina AB (Sweden), and Retail Holdings Inc. (Hong Kong).  With the exception of Mutares (which was a small loss for the Fund), the other three positions exited were outstanding performers that produced significant long term gains for Fund shareholders.

Fueled by strong corporate earnings reports and the impending (and actual) passage of the largest tax reform legislation in more than three decades, U.S. markets continued to climb in the fourth quarter, while European markets showed mostly modest declines.  The Fund had a slightly negative quarter of performance (-0.95%), which underperformed its benchmark indices.  The Fund added three (3) new issuer positions during the quarter – Borr Drilling Ltd. (Norway), which owns and operates 12 drilling rigs designed to drill in water depths of up to approximately 400 feet; Nilfisk A/S (Denmark), which produces and sells indoor and outdoor cleaning equipment around the world; and S&T AG (Germany), which develops, implements, and markets IT hardware, solutions, and services primarily in Germany, Austria, Switzerland, and Eastern Europe.  During the fourth quarter, the Fund exited two (2) U.S. positions and one (1) European position.  We decided to exit our long time investment in Ambac Financial Group common stock at a substantial loss, largely due to the devastating impact Hurricane Maria had on Puerto Rico.  This event exacerbated an already precarious debt situation and brought in a new level of uncertainty and risk.  We assessed the opportunity cost of remaining in the position for an extended period and ultimately decided to re-deploy the capital to other compelling situations.  We sold our position in Indra Sistemas, an IT services and solutions company based in Spain, as the catalysts in this classic restructuring case largely played out as we had expected in our original thesis.  We exited this position with a substantial gain. Finally, we decided to sell our position in Par Pacific Holdings, Inc. at a modest gain.  Although the company continues to be well-run, we saw early signs in the fourth quarter of a tightening crack spread environment, which will ultimately pressure refining margins.  Further, the prospects of U.S. tax reform forced us to reassess the value of the company’s net operating loss carryforward.

Overall, 2017 was another excellent year for the Fund and its shareholders.  We continued to find compelling under-researched, misunderstood, and undervalued special situations throughout the year and are excited to see what 2018 will bring.

Closing Thoughts

2017 wrapped up the 8th year for the Fund, which launched on Jan 1, 2010, and almost 9 years for Evermore Global Advisors overall.  Eric LeGoff and I began putting together Evermore Global Advisors during the darkest days of the great financial crisis

– March 2009.  Our mutual fund friends thought we were crazy to build a business with a mutual fund at its core in an environment with over 15,000 mutual funds already in existence.  Our hedge fund friends thought we were crazy to build a mutual fund firm and walk away from the performance fee type of business that I had been managing previously. The bottom line is that most people thought we were crazy.  We took the idea to our old mentor Michael Price.  He encouraged us to follow our guts, to tune out the naysayers, and just focus on making money for our clients (the ones we hoped to have if we ever got the business going).  Our game plan was simple – charge a mutual fund fee and focus on preservation and growth of capital, while bringing together all of our combined experience from our years growing up in the mutual fund industry, managing hedge funds, doing private equity, building various financial services businesses, participating on corporate boards, helping set corporate strategy, gaining operating experience, and building an extensive global network of bankers, families and individuals that control businesses.

The punchline is that we ended last year with $1.13 billion in total firm assets under management, $607 million of which was in the Fund.

We are again cautiously optimistic as we start the New Year, as we see opportunities across our portfolio, but especially with European-domiciled companies that are transforming their businesses by engaging in an unprecedented level of operational and financial restructurings, including asset sales, spin-offs and mergers.  These are some of the catalysts we look for in our search for misunderstood, under-researched, and undervalued special situation investment opportunities.  Throughout 2017, we had over 300 touches with corporate management teams of predominantly European companies; as I discussed earlier in this letter, there is a level of confidence and excitement by corporate management teams that I have not seen in many years.  We believe that this will translate into the creation of significant value for shareholders.  While a majority of our investments over the past several years have been in European companies, we continue to find compelling special situation investments in the U.S. and Asia.  We are excited about the prospects of finding more attractive opportunities in Asia in the coming years. In our opinion, the region will experience the same catalysts and valuations.

We continue to build our team, having added a trader, senior research analyst, junior research analyst and an operations director over the past seven months.  We believe these key additions to our infrastructure positions Evermore Global Advisors to continue to deliver attractive non-correlated absolute returns to our shareholders.  We thank you for your confidence and support and wish you all a healthy, safe, happy and prosperous New Year.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

Despite being negatively impacted by the fact that we hedge the Fund’s currency exposure and the Euro was up over 14% against the U.S. Dollar, the Fund posted another solid year of absolute performance in 2017.  For the year ended December 31, 2017, Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were up 19.01%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 27.19%, the MSCI All Country World Index (“MSCI ACWI”) was up 23.97% and the HFRX Event Driven Index (“HFRX ED”) was up 6.48%.

We once again saw gains across the portfolio, across regions and across industries, and had very few positions that detracted from Fund performance during the year.  Global markets had another strong year, with U.S. markets leading the way as the so-called “Trump rally” didn’t skip a beat.  In fact, U.S. equities delivered positive returns in each month of 2017, the first time this has happened since 1958.  Continued strong corporate earnings throughout the year along with the prospect of massive tax reform and tax cuts were the primary drivers of the U.S. market.  An improving macro environment and an abundance of corporate activity helped drive stock market gains across Europe and Asia.

Four of the top five contributors to Fund performance in 2017 were European positions and; one was a U.S. position.  Two of the top five detractors to Fund performance were European positions; two were U.S. positions; and one was an Asian position.  As mentioned above, the Fund’s foreign currency forward contract positions also were a major detractor to Fund performance in 2017.  The largest contributors and detractors (aside from the forward contract positions) to Fund performance for the year were:

Top Contributors	Top Detractors
Scorpio Bulkers Inc. (Monaco)	Ambac Financial Group Inc. (U.S.)
Kraton Corp. (U.S.)	Frontline Ltd. (Norway)
Bolloré SA (France)	Barnes & Noble Education (U.S.)
Hapag-Lloyd AG (Germany)	Selvaag Bolig ASA (Norway)
Eurazeo SA (France)	K1 Ventures Ltd. (Singapore)

A short discussion on several of the contributors and detractors follows.

Scorpio Bulkers Inc. (SALT US) was the top contributor to Fund performance in 2017.  The company is an owner and operator of a fleet of modern mid to large dry bulk vessels, specifically Ultramax and Kamsarmax vessels.  During the year, the company took delivery of newbuild vessels and Scorpio now owns a total of 55 vessels.

Shares rebounded from earlier in the year when temporarily weaker pricing in the iron ore and coal markets fueled negative investor sentiment.  During the fourth quarter, the company aborted a contemplated $80 million equity raise where proceeds were to be used to acquire compellingly cheap secondhand tonnage.  It is our understanding that the lead investment bank on the deal had mismanaged the process.

While the market did not react favorably, we commend management’s discipline and decision to not move forward with a pricing level that would have been unnecessarily dilutive to existing shareholders.

We believe Scorpio Bulkers is one of the best positioned companies to benefit from the recovery in the dry bulk market.  We further believe industry fundamentals continue to improve with daily rates and asset values steadily rising while new supply remains constrained.  We continue to maintain our high conviction for Scorpio Bulkers and opportunistically added to the position during the year.

Kraton Corporation (KRA US) was the second largest contributor to Fund performance in 2017.  Kraton is a specialty chemicals company that produces and sells styrenic block copolymers (SBCs) and other engineered polymers in the Americas, Europe, the Middle East, Africa, and the Asia Pacific.

At the time of the Fund’s first purchase of Kraton in Q4 2016, the market appeared to be focused squarely on challenges that came to light during the company’s Q3 earnings release that October.  These included emerging competitive pressures in the adhesives business, raw material volatility stemming from a late-year price spike in butadiene, and end-market weakness in the pine-based Chemical Intermediates business.

While these were all real headwinds, we assessed them as either temporary in nature or within management’s ability to address.  Instead, what we chose to focus on amidst the noise was Kraton’s ability to generate free cash flow and de-lever post its Arizona Chemical acquisition.  With our first shares purchased at valuation of 6.7x EV/EBITDA, but with 4.6x turns of leverage, we believed any value shift from debt to equity would be enormously positive for the stock price.  We further believed that any multiple expansion the market afforded the company as the balance sheet “de-risked” would be a free option.

Since the Fund first purchased these shares, competing adhesive supply has been successfully absorbed (restoring market balance), increased butadiene costs were successfully passed on to customers without a volume impact, and Kraton’s sales team was successful in finding new customers for its Chemical Intermediates products.  The company also achieved its $65 million Arizona integration synergy target a full five quarters ahead of plan and is on track with its separate $70 million cost savings plan.  And within the industry, Ingevity Corp. closed on the acquisition of Georgia Pacific’s pine chemicals business, which served to highlight the value these types of assets are worth in an M&A transaction (8.6x post-synergies), and should help to maintain a rational competitive environment.

Our thesis appears to be playing out.  From the closing of the Arizona acquisition in Q1 2016 through 9/30/17, net debt was reduced by $187.3 million (despite incurring $15 million in refinancing costs), and adjusted EBITDA grew by approximately $20 million.  With a strong management team, a culture of continuous improvement, further ability to consolidate the pine-based chemicals market, and a major new polymers facility just entering commercial production, we believe shares will continue to benefit from positive catalysts throughout 2018.

Ambac Financial Group Inc. (AMBC US) was the leading detractor to Fund performance in 2017 and has generally been a disappointment since we made our initial investment shortly after the company’s emergence from bankruptcy in 2013.  We were attracted to this situation for the following reasons:  (1) the stock was trading below our calculation of the value of the run-off portfolio of municipal and other insurance policies; (2) we believed there was significant potential value from various litigations the company had initiated against a number of major Wall Street firms dating back to the 2008 financial crisis; and (3) the company had a substantial tax loss carryforward.  Our position in Ambac was comprised of both common stock and warrants.  We exited the bulk of this investment during the fourth quarter largely due to the devastating impact Hurricane Maria had on Puerto Rico.  This event exacerbated an already precarious debt situation and brought in a new level of uncertainty and risk.  We assessed the opportunity cost of remaining in the position for an extended period and ultimately decided to re-deploy the capital to other compelling situations.  Sometimes they just do not work out as expected. We strive to learn from both our winners and our losers.

Frontline Ltd. (FRO US) was the Fund’s second largest detractor to performance in 2017.  The company is a tanker vessel owner and operator with a fleet of more than 60 vessels on the water with an aggregate capacity of approximately 11 million deadweight tons.  Frontline is controlled by John Fredriksen, an aggressive value creator with a stellar track record.

Shares of Frontline declined 35% in 2017 and 24% alone during the fourth quarter, as the company reported weaker than expected third quarter earnings.  The weak quarter was attributed to the company keeping a disciplined commercial approach during a seasonally weak quarter by not accepting unreasonably low fixtures from charterers resulting in extended waiting times.  Management implicitly believes (as do we) that the inflection point is near and therefore the company has decided to have a higher exposure to crude spot rates.

We have taken advantage of weak periods throughout the year to add to our position in what we believe is one of the best tanker operators with one of the lowest cash breakeven levels and a strong balance sheet.  We believe the market is currently too pessimistic about the prolonged OPEC production cuts and the implications for demand growth.  Importantly, we believe the dynamics on the supply side are now favorably underpinned by the substantial drop in new orders, slippage in deliveries and the overall aging fleet and new regulations, which is leading to increased scrapping and decreased supply.

The Fund uses derivatives in an attempt to hedge its currency and portfolio risk.  The Fund hedges most of its currency exposure through the use of foreign currency exchange forward contracts (“FX forward contracts”).  In 2017, the FX forward contracts significantly detracted from Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio risk.  We view this as “disability” insurance for times when global markets experience significant corrections.  In 2017, these options detracted from Fund performance.

As of December 31, 2017, the Fund’s ten largest issuer positions were as follows:

		% Net
Issuer	Country	Assets
Vivendi SA	France	5.15%
Enzo Biochem, Inc.	U.S.	5.13%
Aurelius Equity Opportunities SE & Co. KGaA	Germany	4.70%
MagnaChip Semiconductor Corporation	South Korea	4.35%
Bolloré SA	France	4.09%
Scorpio Bulkers Inc.	Monaco	3.95%
Universal Entertainment Corp.	Japan	3.79%
Kraton Corporation	U.S.	3.70%
Codere SA	Spain	3.48%
NN Group NV	Netherlands	3.43%

At year-end 2017, the Fund’s cash position stood at approximately 3.5%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

“Cash flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Intrinsic value” is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. “Net Debt” is a company’s long term debt less its cash and equivalents. “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. “Enterprise Value/EBITDA” is a financial ratio that measures a company’s return on investment and is commonly used to compare companies within an industry. “Correlation” is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA, MSCI
All-Country World Index & HFRX Event Driven Index (Unaudited)

Total Annualized Returns For the Periods Ended December 31, 2017:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(12/31/17)

Investor Class	18.72%	14.65%	14.14%	7.20%	$17,443
Institutional Class	19.01%	14.94%	14.44%	7.46%	$17,784
MSCI All-Country
World Index ex USA	27.19%	7.83%	6.80%	5.69%	$15,572
MSCI All-Country
World Index	23.97%	9.30%	10.80%	9.22%	$20,245
HFRX Event
Driven Index	6.48%	3.25%	3.76%	2.68%	$12,357

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at December 31, 2017 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund's individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2017 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2017 (Unaudited), Continued

in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/17	12/31/17	7/1/17 – 12/31/17*
Investor Class Actual*	$1,000	$1,074	$7.69
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$7.48

Institutional Class Actual*	$1,000	$1,076	$6.38
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,019	$6.21

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest and dividend expense, of 1.47% for Investor Class shares and 1.22% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017

Shares		Value
COMMON STOCKS – 94.2%

Asset Management &
Custody Banks – 8.0%
417,455	AURELIUS Equity
	Opportunities
	SE & Co. KGaA
	(Germany)[3]	$28,530,232
214,797	Eurazeo SA (France)	19,844,703
		48,374,935
Casinos & Gaming – 7.5%
624,988	Universal
	Entertainment Corp.
	(Japan)[3]	23,019,305
2,342,942	Codere SA Restricted
	(Spain) (Acquired
	08/03/2016 through
	01/26/2017, cost
	$18,708,943)[1,2,8,9,10] Codere SA (Spain)[1]	21,154,059
128,188		1,228,909
		45,402,273
Chemicals – 3.7%
466,880	Kraton Corp.
	(United States)[1,4]	22,489,610
Computers &
Peripherals – 1.2%
330,470	S&T AG (Austria)[3]	7,131,291

Construction &
Engineering – 3.9%
101,716	Compagnie
	d’Enterprises CFE
	(Belgium)	14,852,704
50,133	Ackermans &
	van Haaren NV
	(Belgium)	8,731,048
		23,583,752
Consumer Finance – 3.2%
5,096,014	B2Holding ASA
	(Norway)[8]	12,971,853
16,710,000	Emergent Capital,
	Inc. (United
	States) [1,8]	6,684,000
		19,655,853
Diversified
Telecommunication Services – 6.0%
1,752,328	ICE Group AS
	(Norway)[1]	20,341,633
18,892,745	Telecom Italia SpA
	(Italy)[1]	16,332,577
		36,674,210
Energy Equipment
& Services – 1.9%
2,783,538	Borr Drilling, Ltd.
	(Norway)[1]	11,730,010

Industrial Conglomerates – 14.0%
4,568,740	Bolloré SA
	(France)	24,821,528
301,637	EXOR NV
	(Netherlands)	18,494,013
612,857	thyssenkrupp AG
	(Germany)	17,806,119
345,952	Lifco AB – B Shares
	(Sweden)	11,994,094
875,782	CK Hutchinson
	Holdings, Ltd.
	(Hong Kong)	10,996,527
		84,112,281
Insurance – 3.4%
479,741	NN Group NV
	(Netherlands)	20,791,232

Life Sciences Tools & Services – 5.1%
3,819,256	Enzo Biochem, Inc.
	(United States)[1,5,8]	31,126,936

Machinery – 2.4%
253,098	Nilfisk Holdings AS
	(Denmark)[1,3]	14,807,257

Marine – 13.7%
3,238,517	Scorpio Bulkers,
	Inc. (Monaco)	23,965,025
2,739,089	Navios Maritime
	Containers, Inc.
	(Norway)[1,5]	15,383,548
5,783,298	Navios Maritime
	Partners LP
	(Greece)[1]	13,648,583
328,801	Hapag-Lloyd AG
	(Germany)[1,3]	13,216,109

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares		Value
COMMON STOCKS, Continued

Marine – 13.7%, Continued
2,148,278	Songa Bulk AS
	(Norway)[1,3,5,8]	$11,041,499
1,886,689	Safe Bulkers, Inc.
	(Greece)[1]	6,094,005
		83,348,769
Media – 5.1%
1,161,813	Vivendi SA
	(France)[4]	31,253,416

Metals & Mining – 2.9%
1,568,370	Constellium NV –
	Class A
	(Netherlands)[1]	17,487,326

Oil, Gas & Consumable Fuels – 1.7%
2,289,380	Frontline, Ltd.
	(Norway)[4]	10,508,254

Pharmaceuticals – 3.0%
1,309,063	Fagron NV
	(Belgium)[1,8]	17,929,250

Real Estate Management
& Development – 0.0%
700	Viktoria Invest SA
	(France)[1]	5,249

Semiconductors & Semiconductor
Equipment – 7.5%
2,656,626	MagnaChip
	Semiconductor Corp.
	(South Korea)[1,5]	26,433,429
783,070	Xperi Corp.
	(United States)[4]	19,106,907
		45,540,336
TOTAL COMMON STOCKS
(Cost $422,049,976)		571,952,240

Principal
Amount
CORPORATE OBLIGATION – 1.5%

Consumer Finance – 1.5%
$9,358,000	Emergent Capital, Inc.
	8.500%, 7/15/2021
	(United States)[2,8,10]	9,358,000
TOTAL CORPORATE OBLIGATION
(Cost $9,358,000)		9,358,000

Shares
WARRANTS – 0.3%

Consumer Finance – 0.1%
4,344,786	Emergent Capital, Inc.,
	Expiration:
	July, 2025,
	Exercise Price $0.20
	(United
	States)[1,2,8,10]	899,905

Insurance – 0.2%
182,677	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price $16.67
	(United States)[1]	1,048,566
TOTAL WARRANTS
(Cost $1,125,686)		1,948,471

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

		Notional
Contracts[6]		Value	Value
CALL OPTIONS PURCHASED – 0.4%

Hedges – 0.4%
3,500	SPDR Gold Shares, Expiration: March, 2018,
	Strike Price $122.00 (United States)	$43,277,500	$1,190,000
1,000	iShares MSCI Mexico ETF, Expiration: June, 2018,
	Strike Price $50.00 (United States)	4,929,000	264,000
2,000	CurrencyShares Swiss Franc Trust,
	Expiration: March, 2018,
	Strike Price $97.00 (United States)	19,366,000	260,000
3,250	CurrencyShares Japanese Yen Trust,
	Expiration: March, 2018,
	Strike Price $88.00 (United States)	27,670,500	130,000
1,750	CurrencyShares Euro Trust, Expiration: March, 2018,
	Strike Price $125.00 (United States)	20,231,750	10,500
1,500	CurrencyShares Japanese Yen Trust,
	Expiration: January, 2018,
	Strike Price $89.00 (United States)	12,771,000	3,750
1,000	CurrencyShares Euro Trust, Expiration: January, 2018,
	Strike Price $125.00 (United States)	11,561,000	1,000
TOTAL CALL OPTIONS PURCHASED
(Cost $1,216,331)			1,859,250

PUT OPTIONS PURCHASED – 0.2%

Hedges – 0.2%
4,500	SPDR S&P 500 ETF Trust, Expiration: March, 2018,
	Strike Price $252.00 (United States)	120,087,000	823,500
3,000	PowerShares QQQ Trust Series 1,
	Expiration: February, 2018,
	Strike Price $148.00 (United States)	46,728,000	369,000
1,500	iShares iBoxx $ High Yield Corporate Bond ETF,
	Expiration: March, 2018,
	Strike Price $86.00 (United States)	13,089,000	134,250
3,500	CurrencyShares Euro Trust,
	Expiration: March, 2018,
	Strike Price $110.00 (United States)	40,463,500	54,250
700	iShares 20+ Year Treasury Bond ETF,
	Expiration: February, 2018,
	Strike Price $123.00 (United States)	8,880,200	38,850
2,300	iShares iBoxx $ High Yield Corporate Bond ETF,
	Expiration: January, 2018,
	Strike Price $86.00 (United States)	20,069,800	36,800
TOTAL PUT OPTIONS PURCHASED
(Cost $2,073,992)			1,456,650

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares	Value
SHORT-TERM INVESTMENT – 2.9%

Money Market Fund – 2.9%
17,318,710	Treasury
Portfolio –
Institutional Class, 1.16%[7]
$17,318,710
TOTAL SHORT-TERM
INVESTMENT
(Cost $17,318,710)	17,318,710

SECURITIES HELD AS
COLLATERAL ON LOANED
SECURITIES – 7.7%

Money Market Fund – 7.7%
46,714,573	Dreyfus Government
Cash Management –
Investor Class, 0.93%[7]
46,714,573
TOTAL SECURITIES HELD
AS COLLATERAL ON
LOANED SECURITIES
(Cost $46,714,573)	46,714,573

TOTAL INVESTMENTS IN
SECURITIES – 107.2%
(Cost $499,857,268)	650,607,894
Liabilities in Excess
of Other Assets – (7.2)%	(43,566,466)
TOTAL NET
ASSETS – 100.0%	$607,041,428

Percentages are stated as a percent of net assets.
1	Non-income producing security.
2
These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at December 31, 2017 were $31,411,964, which represents 5.2% of net assets.

3	All or a portion of this security is on loan.
4
All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $24,318,194 and $7,054,188, respectively at December 31, 2017.

5	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
6	100 shares per contract.
7	Seven-day yield as of December 31, 2017.
8	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $77,234,005, which represents 12.7% of total net assets at December 31, 2017.
9	This security is restricted. This security has a value of $21,154,059, which represents 3.5% of total net assets at December 31, 2017.
10	Value determined using significant unobservable inputs.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

COUNTRY ALLOCATION for Investments in Securities at December 31, 2017

Country	Long Exposure
United States^	26.0%
Norway	13.5%
France	12.5%
Germany	9.8%
Netherlands	9.4%
Belgium	6.8%
South Korea	4.4%
Monaco	3.9%
Japan	3.8%
Spain	3.7%
Greece	3.3%
Italy	2.7%
Denmark	2.4%
Sweden	2.0%
Hong Kong	1.8%
Austria	1.2%
Total	107.2%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 2.9% and Securities Held as Collateral on Loaned Securities of 7.7%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

SCHEDULE OF OPTIONS WRITTEN at December 31, 2017

		Notional
Contracts[1]		Value	Value
CALL OPTIONS WRITTEN – (0.01)%
1,750	CurrencyShares Euro Trust, Expiration: March, 2018,
	Strike Price $117.00 (United States)	$20,231,750	$190,750
3,500	SPDR Gold Shares, Expiration: March, 2018,
	Strike Price $132.00 (United States)	43,277,500	150,500
1,000	iShares MSCI Mexico ETF, Expiration: June, 2018,
	Strike Price $57.00 (United States)	4,929,000	48,000
1,000	iShares 20+ Year Treasury Bond ETF,
	Expiration: February, 2018,
	Strike Price $132.00 (United States)	12,686,000	37,000
2,500	SPDR Gold Shares, Expiration: February, 2018,
	Strike Price $135.00 (United States)	30,912,500	30,000
1,000	CurrencyShares Euro Trust, Expiration: January, 2018,
	Strike Price $117.00 (United States)	11,561,000	24,500
TOTAL CALL OPTIONS WRITTEN
(Premiums Received $367,267)			480,750

PUT OPTIONS WRITTEN – (0.01)%
4,500	SPDR S&P 500 ETF Trust, Expiration: March, 2018,
	Strike Price $226.00 (United States)	120,087,000	218,250
3,000	PowerShares QQQ Trust Series 1,
	Expiration: February, 2018,
	Strike Price $134.00 (United States)	46,728,000	96,000
1,500	iShares iBoxx $ High Yield Corporate Bond ETF,
	Expiration: March, 2018,
	Strike Price $78.00 (United States)	13,089,000	26,250
2,000	SPDR S&P 500 ETF Trust, Expiration: January, 2018,
	Strike Price $218.00 (United States)	53,372,000	11,000
3,500	CurrencyShares Euro Trust, Expiration: March, 2018,
	Strike Price $105.00 (United States)	40,463,500	8,750
2,300	iShares iBoxx $ High Yield Corporate Bond ETF,
	Expiration: January, 2018,
	Strike Price $81.00 (United States)	20,069,800	8,050
700	iShares 20+ Year Treasury Bond ETF,
	Expiration: February, 2018,
	Strike Price $118.00 (United States)	8,880,200	7,000
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $618,654)			375,300
TOTAL OPTIONS WRITTEN
(Premiums Received $985,921)			$856,050

1	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2017

As of December 31, 2017, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD			USD	Net
Settle-			Value at			Value at	Unrealized
ment		Curr-	Dec. 31,		Curr-	Dec. 31,	Appreciation
Date	Amount	ency	2017	Amount	ency	2017	(Depreciation)
3/13/18	248,030,750	USD	$248,030,750	209,000,000	EUR	$251,888,056	$(3,857,306	)(a)
3/13/18	71,782,060	USD	71,782,060	594,377,000	NOK	72,541,570	(759,510	)(a)
3/13/18	12,333,515	USD	12,333,515	103,900,000	SEK	12,723,295	(389,780	)(a)
3/13/18	13,779,633	USD	13,779,633	86,330,000	DKK	13,979,414	(199,781	)(a)
3/13/18	23,426,945	USD	23,426,945	2,630,788,000	JPY	23,436,451	(9,506	)(a)
			$369,352,903			$374,568,786	$(5,215,883)

DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars

(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017

ASSETS
Investments in unaffiliated securities, at value (cost $433,854,874)[1] (Note 2)	$566,622,482
Investments in affiliated securities, at value (cost $66,002,394) (Notes 2 and 6)	83,985,412
Receivables:
Investment securities sold	724,241
Fund shares sold	1,543,515
Dividends and interest, net of foreign withholding taxes	50,639
Dividend reclaims	466,924
Due from broker	7,054,188
Securities lending income	99,365
Prepaid expenses	79,578
Total assets	660,626,344

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	5,215,883
Written options, at value (premiums received $985,921)	856,050
Payables:
Fund shares redeemed	73,506
Collateral for securities on loan, at value	46,714,573
Investment advisory fees	479,629
Administration fees	49,381
Custody fees	16,757
Distribution fees – Investor Class	16,593
Fund accounting fees	1,733
Transfer agent fees	23,551
Other accrued fees	137,260
Total liabilities	53,584,916
NET ASSETS	$607,041,428

COMPONENTS OF NET ASSETS
Paid-in capital	$475,159,773
Distributions in excess of net investment income	(204,508)
Accumulated net realized loss on investments, foreign currency
transactions, written options, & forward foreign currency contracts	(13,594,803)
Net unrealized appreciation (depreciation) on investments on:
Investments in unaffiliated securities	132,767,608
Investments in affiliated securities	17,983,018
Foreign currencies	16,352
Forward foreign currency contracts	(5,215,883)
Written options	129,871
Net assets	$607,041,428

1  The market value of securities out on loan was $44,459,155 as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017, Continued

Investor Class:
Net assets	$76,771,963
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,089,623
Net asset value	$15.08

Institutional Class:
Net assets	$530,269,465
Shares issued and outstanding (unlimited number
of shares authorized without par value)	34,883,352
Net asset value	$15.20

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2017

INVESTMENT INCOME
Income
Dividends (net of $645,778 foreign withholding taxes)
Unaffiliated securities	$4,905,153
Interest, unaffiliated securities	506,526
Securities lending income, net	771,692
Total investment income	6,183,371

EXPENSES (Note 3)
Investment advisory fees	5,004,298
Administration fees	305,060
Transfer agent fees	191,945
Dividend expense	171,262
Distribution fees – Investor Class	170,682
Legal fees	170,394
Custody fees	102,540
Registration fees	77,178
Trustee fees	66,745
Audit and tax fees	62,200
Chief Compliance Officer fees	54,643
Insurance fees	44,435
Shareholder reporting fees	37,417
Fund accounting fees	10,865
Miscellaneous fees	6,953
Total expenses	6,476,617
Net investment loss	(293,246)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY CONTRACTS,
WRITTEN OPTIONS & SECURITIES SOLD BUT NOT YET PURCHASED
Net realized gain (loss) on:
Investments in unaffiliated securities	(3,852,794)
Investments in affiliated securities	5,249,731
Foreign currencies	(21,691)
Forward foreign currency contracts	(21,553,150)
Written options	6,847,810
Securities sold but not yet purchased	19,560
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	97,773,632
Investments in affiliated securities	4,026,828
Foreign currencies	44,365
Forward foreign currency contracts	(6,055,237)
Written options	(906,969)
Net realized and unrealized gain (loss) on investments, foreign currencies, forward foreign currency contracts, written options & securities
sold but not yet purchased	81,572,085
Net increase in net assets resulting from operations	$81,278,839

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(293,246)	$3,766,262
Net realized gain (loss) on investments, foreign
currency transactions, forward foreign currency
contracts & written options	(13,310,534)	16,155,593
Change in unrealized appreciation on investments,
foreign currency transactions, forward foreign
currency contracts and written options	94,882,619	39,123,224
Net increase in net assets resulting from operations	81,278,839	59,045,079

DISTRIBUTIONS TO SHAREHOLDERS (Note 5)
Net investment income – Investor Class	(162,050)	(485,308)
Net investment income – Institutional Class	(1,074,501)	(3,379,860)
Total distributions from net investment income	(1,236,551)	(3,865,168)
Net realized gains – Investor Class	(1,789,246)	(62,238)
Net realized gains – Institutional Class	(11,863,938)	(342,514)
Total distributions from net realized gains	(13,653,184)	(404,752)
Total distributions to shareholders	(14,889,735)	(4,269,920)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net
change in outstanding shares – Investor Class	6,805,545	9,616,108
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	141,532,692	22,371,715
Total increase in net assets
from capital share transactions	148,338,237	31,987,823
Total increase in net assets	214,727,341	86,762,982

NET ASSETS
Beginning of year	392,314,087	305,551,105
End of year	$607,041,428	$392,314,087
Distributions in excess of net investment income/
undistributed net investment income	$(204,508)	$1,080,042

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class	Shares	Value	Shares	Value
Shares sold	2,639,827	$38,506,284	1,686,581	$19,198,117
Shares issued in reinvestment
of distributions	122,003	1,830,042	41,196	524,427
Shares redeemed[1]	(2,339,650)	(33,530,781)	(872,906)	(10,106,436)
Net increase	422,180	$6,805,545	854,871	$9,616,108

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class	Shares	Value	Shares	Value
Shares sold	12,906,570	$190,116,581	5,866,075	$67,270,025
Shares issued in reinvestment
of distributions	835,143	12,627,361	284,318	3,636,431
Shares redeemed[2]	(4,159,843)	(61,211,250)	(4,248,418)	(48,534,741)
Net increase	9,581,870	$141,532,692	1,901,975	$22,371,715

1	Net of redemption fees of $24,649 and $2,531, respectively.
2	Net of redemption fees of $11,944 and $2,840, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class*
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$13.03	$11.18	$10.52	$11.85	$8.59

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	(0.04)	0.11	0.04	(0.07)	0.03
Net realized and unrealized
gain (loss) on investments	2.48	1.86	0.79	(0.73)	3.23
Total from
investment operations	2.44	1.97	0.83	(0.80)	3.26

LESS DISTRIBUTIONS
From net investment income	(0.03)	(0.11)	(0.11)	(0.53)	—
Net realized gains	(0.36)	(0.01)	(0.06)	—	—
Total distributions	(0.39)	(0.12)	(0.17)	(0.53)	—
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$15.08	$13.03	$11.18	$10.52	$11.85
Total return	18.72%	17.68%	7.88%	(6.83)%	37.95%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$76,772	$60,826	$42,624	$33,077	$28,258
Portfolio turnover rate	26%	59%	57%	42%	54%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Investor Class*
	Year Ended December 31,
	2017	2016	2015	2014	2013
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.50%	1.51%	1.73%	1.60%	1.81%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.46%	1.49%	1.55%	1.59%	1.79%
After expenses absorbed or
recouped, including interest
and dividend expense	1.50%	1.51%	1.73%	1.61%	1.62%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.46%	1.49%	1.55%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	(0.29)%	0.95%	0.35%	(0.59)%	0.09%
After expenses absorbed or
recouped, including interest
and dividend expense	(0.29)%	0.95%	0.35%	(0.60)%	0.28%

*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class*
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$13.10	$11.24	$10.57	$11.90	$8.61

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	(0.00)[1]	0.14	0.07	(0.04)	0.05
Net realized and unrealized
gain (loss) on investments	2.49	1.87	0.79	(0.69)	3.24
Total from
investment operations	2.49	2.01	0.86	(0.73)	3.29

LESS DISTRIBUTIONS
From net investment income	(0.03)	(0.14)	(0.13)	(0.60)	—
Net realized gains	(0.36)	(0.01)	(0.06)	—	—
Total distributions	(0.39)	(0.15)	(0.19)	(0.60)	—
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$15.20	$13.10	$11.24	$10.57	$11.90
Total return	19.01%	17.94%	8.18%	(6.58)%	38.21%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$530,269	$331,488	$262,927	$199,968	$127,357
Portfolio turnover rate	26%	59%	57%	42%	54%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class*
	Year Ended December 31,
	2017	2016	2015	2014	2013
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.25%	1.26%	1.48%	1.35%	1.56%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.21%	1.24%	1.31%	1.34%	1.54%
After expenses absorbed or
recouped, including interest
and dividend expense	1.25%	1.26%	1.48%	1.36%	1.37%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.21%	1.24%	1.31%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	(0.02)%	1.20%	0.60%	(0.33)%	0.34%
After expenses absorbed or
recouped, including interest
and dividend expense	(0.02)%	1.20%	0.60%	(0.34)%	0.53%

*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of December 31, 2017.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of December 31, 2017 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$24,248,214	$—	$21,154,059	$45,402,273
Energy	22,238,264	—	—	22,238,264
Financials	88,822,020	—	—	88,822,020
Health Care	61,050,280	—	—	61,050,280
Industrials	160,668,298	15,383,548	—	176,051,846
Information Technology	52,671,627	—	—	52,671,627
Materials	57,783,055	—	—	57,783,055
Real Estate	5,249	—	—	5,249
Telecommunication
Services	47,585,993	20,341,633	—	67,927,626
Total Common Stocks	515,073,000	35,725,181	21,154,059	571,952,240
Corporate Obligations	—	—	9,358,000	9,358,000
Warrants	1,048,566	—	899,905	1,948,471
Call Options Purchased	—	1,859,250	—	1,859,250
Put Options Purchased	—	1,456,650	—	1,456,650
Short-Term Investments	17,318,710	—	—	17,318,710
Investments Purchased
With Proceeds From
Securities Lending
Collateral	46,714,573	—	—	46,714,573
Total Investments
in Securities	$580,154,849	$39,041,081	$31,411,964	$650,607,89

Liabilities
Call Options Written*	$—	$480,750	$—	$480,750
Put Options Written*	—	375,300	—	375,300
Unrealized depreciation
on Forward
Foreign Currency*	—	5,215,883	—	5,215,883
Total Liabilities	$—	$6,071,933	$—	$6,071,933

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Transfers between levels are determined as of the end of the reporting period. It is the Fund’s policy to recognize transfers at the value as of the end of the period.  There were no transfers into or out of Levels 1, 2 or 3 during the period. Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common		Corporate
Description	Stocks		Obligations	Warrants
Balance as of January 1, 2017	$14,724,773		$—	$—
Purchases	5,737,086		9,358,000	—
Sales proceeds and paydowns	—	[1]	—	—
Realized gain (loss)	(3)		—	—
Change in unrealized
appreciation (depreciation)	692,203		—	899,905
Transfers into/(out of) Level 3	—		—	—
Balance as of December 31, 2017	$21,154,059		$9,358,000	$899,905
Change in unrealized
appreciation (depreciation) during
the year for Level 3 investments
held at December 31, 2017.	$692,203		$—	$899,905

[1] Amount was less than $1.

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The Committee valued the equity security at the mean price of an indicative broker quote.  Additionally, the price of the corporate obligation was established considering the yield or price of bonds of comparable quality, coupon and maturity. The table below includes the quantitative information about Level 3 fair value measurements for the warrant:

					Market
					Value
			Unobservable		Impact
Investment	Fair	Valuation	Input		if Input
Type	Value	Methodology	Type	Inputs	Increases
Warrant	899,905	Options	Illiquidity
		pricing model	discount rate	25.00%	Decrease
			Default rate	3.00%	Decrease

B.
Option Writing. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The total fair value of written options is included within the Schedule of Options Written. At December 31, 2017, the maximum payout for put options written was $260,840,000, with total premiums received of $618,654. The maximum payout represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. In certain circumstances, the maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The Fund’s maximum payout in the case of written call option contracts cannot be determined.

C.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the year ended December 31, 2017, the Fund hedged most of its currency exposure through the use of foreign currency forward contracts. During the year, these foreign currency forward contracts have contributed negatively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance” for times when global markets experience significant volatility. These options negatively affected Fund performance during the year.

Statement of Assets and Liabilities
The following table shows the fair value of derivative instruments as of December 31, 2017 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivative	Liabilities		Liabilities
Instruments	Location	Value	Location	Value
Foreign Exchange	Unrealized		Unrealized
Contracts – Forward	appreciation on		depreciation on
foreign currency contracts	forward foreign		forward foreign
	currency contracts	$—	currency contracts	$5,215,883

Equity Contracts – Options	Investments in		Written
	unaffiliated		options,
	securities, at value	2,856,400	at value	632,050

Foreign Exchange	Investments in		Written
Contracts – Options	unaffiliated		options,
	securities, at value	459,500	at value	224,000
Total		$3,315,900		$6,071,933

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Statement of Operations
The following table shows the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(21,553,150)	$1,539,941	$(4,278,541)	$(24,291,750)
Equity Contracts	—	5,307,869	(13,546,523)	(8,238,654)
Total	$(21,553,150)	$6,847,810	$(17,825,064)	$(32,530,404)

* Included in net realized gain (loss) on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation
	or (Depreciation) on Derivatives
	Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(6,055,237)	$(308,058)	$557,466	$(5,805,829)
Equity Contracts	—	(598,911)	2,278,066	1,679,155
Total	$(6,055,237)	$(906,969)	$2,835,532	$(4,126,674)

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended December 31, 2017 were as follows:

Purchased Options	$2,084,368
Written Options	$(742,506)

The average monthly notional value outstanding of forward foreign currency contracts during the year ended December 31, 2017 was $304,770,285.
D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement
	Gross	Gross	Net	of Assets & Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
Description/	of Assets	of Assets	of Assets
Counter-	&	&	&	Financial	Collateral	Net
party	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities Held as
Collateral on
Loaned Securities
Bank of
New York	$44,459,155	$—	$44,459,155	$—	$(44,459,155)[1]	$—
	$44,459,155	$—	$44,459,155	$—	$(44,459,155)	$—

Liabilities
Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
Description/	of Assets	with	of
Counter	&	Allowable	Assets and	Financial	Collateral	Net
party	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency
Contracts
Bank of
New York	$5,215,883	$—	$5,215,883	$—	$—	$5,215,883
Written
Options
Interactive
Brokers	856,050	—	856,050	—	(856,050)[2]	—
	$6,071,933	$—	$6,071,933	$—	$(856,050)	$5,215,883

[1]	The Fund received cash collateral of $46,714,573, which was subsequently invested in the Dreyfus Government Cash Management – Investor Class as reported in the Schedule of Investments.
[2]	Collateral Pledged is included in Due from Broker on the Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2017, the Fund does not intend to defer any late-year ordinary and capital losses.

The Fund had the following capital loss carryovers during 2017 for federal income tax purposes:

	Amount	Expires
Short Term Capital Loss Carryover	10,458,383	Indefinite
Long Term Capital Loss Carryover	7,447,464	Indefinite

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid in
Income/(Loss)	Gain/(Loss)	Capital
$245,247	$(245,247)	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year ended December 31, 2017.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note two for further information on forward foreign currency contracts.

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. The Fund did not hold any securities sold but not yet purchased as of December 31, 2017.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. This activity is subject to an agreement where The Bank of New York Mellon acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

the Fund, net of any fees paid to The Bank of New York Mellon and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by the U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by The Bank of New York Mellon, as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended December 31, 2017, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the Dreyfus Government Cash Management Investors Class Fund and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.”  The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Money Market Funds*
Evermore Global Value Fund	$46,714,573

* Proceeds from securities lending (Money Market collateral).

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2017, the Fund incurred $5,004,298 in advisory fees.

The Advisor agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2017, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which were capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses incurred in the normal course of the Fund’s business, did not exceed:

	Share Class
Fund	Investor	Institutional
Global Value Fund	1.60%	1.35%

For the year ended December 31, 2017, no fees were waived by the Adviser. The agreement terminated on May 1, 2017.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $237,406,405 and $124,218,598, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2017 and for the year ended December 31, 2016 for the Fund were as follows:

	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income*	$11,433,894	$4,269,920
Long-term capital gains**	3,455,841	—
Total distributions	$14,889,735	$4,269,920

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Total Portfolio
Cost of investments	$496,382,519
Gross tax unrealized appreciation	161,913,535
Gross tax unrealized depreciation	(12,757,820)
Net tax unrealized appreciation	149,155,715
Undistributed ordinary income	631,787
Undistributed long-term capital gain	—
Total distributable earnings	631,787
Other accumulated losses	(17,905,847)
Total accumulated gains/losses	$131,881,655

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

NOTE 6 – INVESTMENTS IN AFFILIATES

Investments in Affiliates. The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2017. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	Jan. 1,			Realized
Issuer	2017	Purchases	Sales	Gain (Loss)
Enzo Biochem, Inc.
(United States)	$22,990,776	$8,604,768	$3,991,262	$1,991,499
MagnaChip Semiconductor
Corp. (South Korea)	—	23,928,822	395,978	23,018
Navios Maritime Containers,
Inc. (Norway)	—	14,208,667	—	3,224
Retail Holdings NV
(Hong Kong)*	4,683,508	—	5,896,667	3,194,361
Songa Bulk AS (Norway)	—	10,576,219	—	37,629
	$27,674,284	$57,318,476	$10,283,907	$5,249,731

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2017, Continued

	Change in			Share
	Unrealized		Value	Balance
	Appreciation	Dividend	Dec. 31,	Dec. 31,
Issuer	(Depreciation)	Income	2017	2017
Enzo Biochem, Inc.
(United States)	$1,531,155	$—	$31,126,936	3,819,256
MagnaChip Semiconductor
Corp. (South Korea)	2,877,567	—	26,433,429	2,656,626
Navios Maritime Containers,
Inc. (Norway)	1,171,657	—	15,383,548	2,739,089
Retail Holdings NV
(Hong Kong)*	(1,981,202)	—	—	—
Songa Bulk AS (Norway)	427,651	—	11,041,499	2,148,278
	$4,026,828	$—	$83,985,412	11,363,249

* Issuer was no longer an affiliate as of December 31, 2017.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Evermore Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Evermore Funds Trust (the “Trust”) (comprising the Evermore Global Value Fund (the “Fund”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Evermore Funds Trust at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2009.

Minneapolis, Minnesota
February 23, 2018

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on October 24, 2017, the Fund’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement with Evermore Global Advisors, LLC (the “Adviser”) for an additional one-year period. The Board considered whether the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale, if any, are achieved for the benefit of Fund shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered information it believed necessary to assess the ongoing nature and quality of services to be provided to the Fund by the Adviser. The Board also reviewed and considered the qualifications of the portfolio manager, and other key personnel of the Adviser who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel are well qualified by education and/or, training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, noting certain compliance issues with respect to the Fund that have been corrected. The Board noted that the Adviser provided non-advisory, administrative services to the Fund under the Investment Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

Investment Performance of the Funds.

The Board considered the investment experience of the Adviser. The Trustees considered the performance of the Fund since its inception on January 1, 2010 compared to its benchmark index, as well as historical performance of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund. The Board also reviewed a report prepared by Broadridge, comparing the Fund’s performance to similar funds in the Broadridge peer group. The Board noted that the Fund’s performance during quarter and year-to-date through September 30, 2017 were higher than the performance of its benchmark index, and that its five year and

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

longer-term performance was also higher. The Trustees also reviewed information concerning reasons for the Funds’ positive performance, noting particularly that market conditions and the Adviser’s investment decisions had been favorable. The Board noted that the Fund performed better (or comparably) to its peer group median for the year-to date period ended September 30, 2017.

Costs of Services Provided and Profits Realized by the Adviser.

In connection with the Board’s consideration of the level of the advisory fees, the Board considered a number of factors. The Board’s analysis of the Fund’s advisory fees and expenses included a discussion and review of data concerning the Fund’s current advisory fee and total expense ratios compared to a peer group determined by Broadridge, as well as advisory fees charged by the Adviser to other accounts it manages using investment strategies substantially similar to those of the Fund. The Board noted the Adviser’s agreement to limit the total expenses of the Fund through May 1, 2017. The Board noted that the Fund’s combined advisory and administrative expense ratio and net total expense ratio were each slightly higher than the median of its peer group. The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the peer group. The Board considered that the Adviser paid certain expenses with respect to the Fund. The Adviser advised the Board that it is profitable with respect to the services it provides the Fund.

Economies of Scale and Fee Levels Reflecting those Economies.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that despite the Fund’s increased asset level over the year and the Fund’s relatively high fees compared to its peer group, the assets of the Fund had not grown sufficiently to require breakpoints in the contractual advisory fee to be paid to the Adviser.

Other Benefits.

In addition to the above factors, the Board noted that the Adviser receives no other benefits from its management of the Fund. The Board noted that the Adviser may seek reimbursement from the Fund of fees waived or reimbursed, subject to contractual limitations.

Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Board, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to continue the Investment Advisory Agreement with the Adviser for an additional one-year period.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and
(born 1959)		Term since	Officer and		Audit
89 Summit Avenue		2009.	Chief Operating		Committee
3rd Floor			Officer, Herbert L.		Member,
Summit, NJ 07901			Jamison & Co. LLC,		Summit
			an Insurance Agent		Educational
			and Broker		Foundation
			(since 2003)		(since 2012);
Director &
Treasurer,
Summit
Lacrosse Club
(2009 – 2015);
Audit
Committee
Chair, Summit
Area YMCA
(2011 – 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term since	EXOP Capital LLC,		Cali Realty
89 Summit Avenue	Trustee	2011.	an investment firm		Corporation
3rd Floor			(since 2005);		(since 1999);
Summit, NJ 07901			Advisor, Lebenthal		Overseer, Albert
			Holdings, a wealth		Einstein College
			advisory firm		of Medicine
			(2013 – 2016)		of Yeshiva
University
(since 2010);
Former Director,
Cambridge
Capital
Acquisition
Corp. (2013 –
2015); Trustee,
Montefiore
Medical Center
(2012).

Stephen J. Balog	Trustee	Indefinite	Trading Operations	1	The Citizens
(born 1955)		Term since	Officer, Provident		Campaign (since
89 Summit Avenue		2016	Bank (2012); Owner,		2005); Harding
3rd Floor			Camrig, LLC, a camera		Township Civic
Summit, NJ 07901			accessory company		Association
			(since 2013); Owner,		(since 2008);
			Rocky Mountain		St. Joseph’s High
			Western, LLC, an online		School
			Bolo tie retailer		Foundation
			(since 2011)		(since 2008);
Kemmerer
Library Harding
Township (since
2010).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth
(Born 1962)		Term since	EMB Enterprises,		Development
89 Summit Avenue		2016	LLC, a consulting		Clinic, Newark,
3rd Floor			company (since 2006)		NJ (since 2010);
Summit, NJ 07901					Summit Area
Public
Foundation
(since 2010);
Pratt School of
Engineering
Board of Visitors
(since 2014);
Summit
Educational
Foundation
(2010 – 2015);
Conservation
Resources, Inc.
(2010 – 2014).

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Director, FXCM
(born 1961)	Executive	Term since	and Director,		Inc. (since
Evermore Global	Officer	2009	Evermore Global		2010); Director,
Advisors, LLC	and		Advisors, LLC		Summit Area
89 Summit Ave	Trustee		(since 2009)		Public
3rd Floor					Foundation
Summit, NJ 07901					(since 2016);
Former Director,
Summit
Educational
Foundation
(2008 – 2012).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Age	with the	Length of
and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global
(born 1961)	Executive	Term since	Advisors, LLC (since 2009)
89 Summit Ave	Officer	2009.
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO and Portfolio Manager, Evermore Global
(born 1965)		Term since	Advisors, LLC (since 2009)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since
(born 1957)	Financial	Term since	2015); Chief Operating Officer, Axiom
89 Summit Ave	Officer	2015.	International Investors, LLC (2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore
(born 1961)		Term since	Global Advisors, LLC (since 2009)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Assistant Compliance Director, Cipperman
(born 1980)	Compliance	Term since	Compliance Services, LLC ( since 2014);
89 Summit Ave	Officer	2017.	Client services and operations specialist –
3rd Floor	Anti-Money		Senior Associate, Echo Point Investment
Summit, NJ 07901	Laundering		Management, LLC (2010 – 2014)
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 2.16%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2017 was 89.18%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$5,394,041
Foreign Taxes Paid	645,778
Foreign Taxes Paid per share	0.016155
Foreign Tax Credit/Deduction	391,100
Foreign Tax Credit/Deduction per share	0.009784
Fund shares Outstanding as of December 31, 2017	39,972,975

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax.

	FYE 12/31/2016	FYE 12/31/2017
Audit Fees	$46,600	$47,400
Audit-Related Fees	N/A	N/A
Tax Fees	$9,400	$9,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2017
Registrant	$9,400	$9,800
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     02/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     02/21/2018

By (Signature and Title)*    /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date     02/21/2018

* Print the name and title of each signing officer under his or her signature.